UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 11, 2011

Comcast Corporation

(Exact Name of Registrant as Specified in its Charter)

Pennsylvania

(State or Other Jurisdiction of Incorporation)

001-32871	27-0000798
(Commission File Number)	(IRS Employer Identification No.)

One Comcast Center Philadelphia, PA	19103-2838
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (215) 286-1700

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.	Submission of Matters to a Vote of Security Holders.

(a) At our annual meeting of shareholders held on May 11, 2011, our shareholders approved, or did not approve, the following proposals, in each case consistent with the unanimous recommendations of our Board of Directors.

(b) The following proposals are described in detail in Comcast Corporation’s definitive proxy statement dated April 1, 2011 (the “Proxy Statement”). The number of votes cast for and against (or withheld) and the number of abstentions and broker non-votes with respect to each matter voted upon are set forth below.

(1)	All of the director nominees named in the Proxy Statement were elected to serve as directors for one-year terms.

Director	For	Withheld	Broker Non-Votes
S. Decker Anstrom	354,695,050	5,899,237	20,424,549
Kenneth J. Bacon	337,359,104	23,235,193	20,424,549
Sheldon M. Bonovitz	356,823,079	3,771,208	20,424,549
Edward D. Breen	357,348,457	3,245,830	20,424,549
Joseph J. Collins	354,851,013	5,743,274	20,424,549
J. Michael Cook	357,292,883	3,301,404	20,424,549
Gerald L. Hassell	348,915,364	11,678,923	20,424,549
Jeffrey A. Honickman	357,394,029	3,200,258	20,424,549
Eduardo G. Mestre	357,260,322	3,333,965	20,424,549
Brian L. Roberts	352,323,641	8,270,646	20,424,549
Ralph J. Roberts	356,820,178	3,774,109	20,424,549
Dr. Judith Rodin	321,369,658	39,224,629	20,424,549

(2)	The appointment of Deloitte & Touche LLP as our independent auditors for the 2011 fiscal year was ratified.

For	Against	Abstain	Broker Non-Votes
378,359,131	2,252,767	406,938	N/A

(3)	The Comcast-NBCUniversal 2011 Employee Stock Purchase Plan was approved.

For	Against	Abstain	Broker Non-Votes
359,244,204	963,721	386,362	20,424,549

(4)	Our 2002 Restricted Stock Plan, as amended and restated, was approved.

For	Against	Abstain	Broker Non-Votes
324,748,934	35,073,598	771,755	20,424,549

(5)	Our 2003 Stock Option Plan, as amended and restated, was adopted.

For	Against	Abstain	Broker Non-Votes
332,857,536	27,296,178	440,573	20,424,549

(6)	Our executive compensation was approved.

For	Against	Abstain	Broker Non-Votes
304,196,757	55,865,815	531,715	20,424,549

(7)	Our advisory vote on executive compensation will be held every 3 years.

1 Year	2 Years	3 Years	Abstain	Broker Non-Votes
145,360,838	3,063,674	211,697,491	472,284	20,424,549

(8)	The shareholder proposal to provide for cumulative voting in the election of directors was not approved.

For	Against	Abstain	Broker Non-Votes
98,123,382	261,844,681	626,224	20,424,549

(9)	The shareholder proposal to require that the Chairman of the Board not be a current or former executive officer was not approved.

For	Against	Abstain	Broker Non-Votes
71,432,462	285,819,646	3,342,179	20,424,549

(d) As noted above, a majority of the votes cast by shareholders voted to hold an advisory vote to approve executive compensation every three years. As such, the Board of Directors has decided that it will include an advisory vote on executive compensation in our proxy statements every three years until the next required advisory vote on the frequency of the executive compensation vote, which will occur no later than our annual meeting of shareholders in 2017.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMCAST CORPORATION

Date: May 16, 2011	By:	/s/ Arthur R. Block
Arthur R. Block
Senior Vice President, General Counsel and Secretary